UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2016

DS HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

______________

Florida	001-35763	20-8380461
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Green Road, Pompano Beach, FL 33064

(Address of Principal Executive Office) (Zip Code)

(888) 404-7770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

———————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Attached hereto as Exhibit 99.1 is a press release we issued on March 28, 2016 commenting on recent developments disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2016.

The information furnished in this Item 8.01 and in Exhibit 99.1 of this Current Report on Form 8-K (this “Report”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit
No.	Description

99.1	Press Release dated March 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DS HEALTHCARE GROUP, INC.

Date: March 28, 2016	By:	/s/ Renee Barch-Niles
Renee Barch-Niles
Chief Executive Officer